Exhibit 32.2

CERTIFICATION

OF

PRINCIPAL FINANCIAL OFFICER

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Ballistic Recovery Systems, Inc. does hereby certify that:

a.     the Quarterly Report on Form 10-QSB/A of Ballistic Recovery Systems, Inc. for the three months ended March 31, 2004 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

b.     information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Ballistic Recovery Systems, Inc.

Date: August 12, 2005	/s/ Don R. Hedquist
By Don R. Hedquist
Principal Accounting Officer